Exhibit 99.1

FOR IMMEDIATE RELEASE

XPERI inc. announces THIRD quarter 2022 Results

Continued momentum in strategic growth initiatives

Reiterates FY 2022 guidance

San Jose, Calif. (November 8, 2022) – Xperi Inc. (NYSE: XPER) (the “Company” or “Xperi”) today announced financial results for the third quarter ended September 30, 2022. These results are reported on a carve-out basis for the Xperi product business, which was part of Xperi Holding Corporation, now known as Adeia Inc. (Nasdaq: ADEA), during the third quarter.

“The third quarter marked an exciting turning point in our history as we successfully completed our spin-off into a new standalone publicly traded company. I want to thank all our employees and partners around the globe whose extraordinary efforts helped make the separation a success,” said Jon Kirchner, chief executive officer of Xperi. “We are extremely pleased with key customer wins during the quarter, demonstrating increased traction and momentum on strategic growth initiatives within our Media Platform, IPTV, and Connected Car businesses. Furthermore, we are reiterating our 2022 guidance, which represents year-over-year revenue growth.”

Financial Highlights

•
Revenue of $121.6 million during the third quarter, representing a 3% increase from $117.7 million in the year-ago period
•
GAAP earnings per share of ($9.54) and non-GAAP earnings per share of ($0.22)
•
Adjusted EBITDA loss of $0.7 million
•
In connection with the separation, and as part of a review undertaken during the quarter, booked a non-cash charge for goodwill impairment of $354 million

Key Operating Achievements

•
Welcomed Vestel as the first OEM partner to offer Powered by TiVo™ SmartTVs in 2023, validating the Company’s independent media platform strategy
•
Surpassed 1 million Video Over Broadband (IPTV) subscribers, continuing the momentum of sequential quarterly growth and broadening the Company’s recurring revenue base
•
Launched DTS AutoStage™ infotainment platform with four automotive OEMs: Hyundai, Genesis, Kia, and a leading EV manufacturer, expanding the Company’s footprint in the Connected Car market
•
Closed agreements for DTS AutoSense™ solutions with a large European OEM and a top 3 Japanese OEM, validating the Company’s in-cabin safety technology as an industry leader
•
Launched award-winning DTS Play-Fi® technology with Vestel and Philips on both TVs and home theater speakers, demonstrating growing demand for the Company’s wireless audio products
•
Broadened the IMAX® Enhanced ecosystem with new releases from Sony Pictures and Disney+ and new agreements with Rakuten TV and TCL

Financial Outlook

The Company is reiterating its guidance for 2022, previously provided at its recent Investor Day.

Category ($ in millions)	GAAP Outlook	Non-GAAP Outlook
Revenue	490 to 510	490 to 510
Cost of revenue, excluding depreciation and amortization of intangible assets	115 to 125	115 to 125
Adjusted Operating Expense*	879 to 889	395 to 405
Adjusted EBITDA	n/a	~ breakeven

*Defined as total operating expenses less cost of revenue, excluding depreciation and amortization of intangible assets. See tables for reconciliation of GAAP to Non-GAAP.

Conference Call Information

The Company will hold its third quarter 2022 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Tuesday, November 8, 2022. To access the call toll-free, please dial 888-660-6513, otherwise dial 1+ 929-203-0876. The conference ID is 5483252. All participants should dial in 15 minutes prior to the start of the conference call and can use the conference ID to access the call. The Company also suggests using the webcast link to access the call at Q3 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results. These and other forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: unforeseen liabilities, future capital expenditures, revenue, cost savings, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business strategies, and expansion and growth of the Company’s businesses; the Company’s ability to achieve the intended benefits of, and its ability to recognize the anticipated tax treatment of, its recent spin-off; the Company’s ability to implement its business strategy; pricing trends, including the Company’s ability to achieve economies of scale; fluctuations in foreign currency exchange rates; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which the Company operates; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, including Russia’s invasion of Ukraine, and natural disasters; the continuing impact of the COVID-19 pandemic; and the impact of supply chain constraints on our customers. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Registration Statement on Form 10 filed in connection with the spin-off. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Xperi Inc.

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands and partnerships (DTS®, HD Radio™, IMAX® Enhanced, TiVo®), and by its startup, Perceive, make entertainment more entertaining, and smart devices smarter. Xperi technologies are integrated into billions of consumer devices, media platforms, and semiconductors worldwide, driving increased value for partners, customers and consumers. For more information, visit www.xperi.com.

Xperi, DTS, IMAX Enhanced, HD Radio, Perceive, TiVo, and their respective logos are trademarks or registered trademarks of affiliated companies and partners of Xperi Inc. in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges; costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses; separation costs; all forms of stock-based compensation; impairment of goodwill; the impact of certain unrealized foreign currency adjustments and related tax effects. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP Operating Expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies.

We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Xperi Investor Contact:

Jill Koval, Arbor Advisory Group

+1 203-832-4449

ir@xperi.com

Media Contact:

Amy Brennan, Senior Director, Corporate Communications

+1 949-518-6846

amy.brennan@xperi.com

– Tables Follow –

SOURCE: XPERI INC.

XPER-E

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XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021

Revenue	$121,637	$117,732	$366,728	$361,738
Operating expenses:
Cost of revenue, excluding depreciation and amortization of intangible assets	31,403	32,301	85,689	87,983
Research and development	57,070	49,975	158,641	144,371
Selling, general and administrative	56,702	46,109	156,894	148,087
Depreciation expense	4,990	6,486	15,697	17,058
Amortization expense	16,613	27,829	46,166	83,266
Goodwill Impairment	354,000	-	354,000	-
Total operating expenses	520,778	162,700	817,087	480,765
Operating loss	(399,141)	(44,968)	(450,359)	(119,027)
Other income (expenses), net	(527)	144	(301)	512
Loss before taxes	(399,668)	(44,824)	(450,660)	(118,515)
Provision for income taxes	2,024	2,834	12,499	8,161
Net Loss	(401,692)	(47,658)	(463,159)	(126,676)
Less: net loss attributable to noncontrolling interest	(890)	(1,310)	(2,706)	(2,826)
Net loss attributable to the Company	$(400,802)	$(46,348)	$(460,453)	$(123,850)
Loss per share attributable to the Company:
Basic and Diluted loss per share	$(9.54)	$(1.10)	$(10.96)	$(2.95)

Number of Basic and Diluted shares outstanding	42,024	42,024	42,024	42,024

XPERI INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$180,118	$120,695
Accounts receivable, net	63,968	79,494
Unbilled contracts receivable, net	52,081	50,962
Other current assets	40,133	25,985
Total current assets	336,300	277,136
Long-term unbilled contracts receivable	4,418	3,825
Property and equipment, net	51,783	57,477
Operating lease right-of-use assets	56,062	61,758
Intangible assets, net	280,063	270,934
Goodwill	250,555	536,512
Other long-term assets	31,711	21,070
Total assets	$1,010,892	$1,228,712
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$18,735	$7,362
Accrued liabilities	97,385	84,404
Deferred revenue	26,106	28,211
Total current liabilities	142,226	119,977
Deferred revenue, less current portion	19,079	23,663
Long-term deferred tax liabilities	21,374	14,428
Long-term debt	50,000	-
Noncurrent operating lease liabilities	41,743	49,017
Other long-term liabilities	5,307	5,670
Total liabilities	279,729	212,755
Commitments and contingencies
Company stockholders’ equity:
Net Parent company investment	-	1,025,838
Preferred stock	-	-
Common stock	42	-
Additional paid-in capital	901,971	-
Accumulated other comprehensive loss	(5,039)	(676)
Accumulated deficit	(152,479)	-
Total Company stockholders’ equity	744,495	1,025,162
Noncontrolling interest	(13,332)	(9,205)
Total equity	731,163	1,015,957
Total liabilities and equity	$1,010,892	$1,228,712

XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended
	September 30, 2022	September 30, 2021
Cash flows from operating activities:
Net loss	$(463,159)	$(126,676)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation of property and equipment	15,697	17,058
Amortization of intangible assets	46,166	83,266
Stock-based compensation expense	29,761	24,363
Goodwill impairment	354,000	-
Deferred income taxes	(451)	3,459
Other	(147)	2,601
Changes in operating assets and liabilities:
Accounts receivable	18,990	13,401
Unbilled contracts receivable	623	2,274
Other assets	(14,884)	6,255
Accounts payable	10,504	(1,419)
Accrued and other liabilities	(824)	(37,408)
Deferred revenue	(7,609)	(1,235)
Net cash from operating activities	(11,333)	(14,061)
Cash flows from investing activities:
Purchases of property and equipment	(10,514)	(14,788)
Purchases of intangible assets	(110)	(3,352)
Net cash paid for acquisitions	(50,473)	(12,400)
Net cash from investing activities	(61,097)	(30,540)
Cash flows from financing activities:
Net proceeds from Parent contributions	83,235	-
Net transfers from Parent	52,802	63,188
Net cash from financing activities	136,037	63,188
Effect of exchange rate changes on cash and cash equivalents	(4,184)	2,803
Net increase in cash and cash equivalents	59,423	21,390
Cash and cash equivalents at beginning of period	120,695	85,624
Cash and cash equivalents at end of period	$180,118	$107,014
Supplemental disclosure of cash flow information:
Debt incurred in connection with acquisition	$50,000	$-
Income taxes paid, net of refunds	$9,460	$8,559

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net loss attributable to the Company:
Three Months Ended
September 30, 2022

GAAP net loss attributable to the Company	$(400,802)

Adjustments to GAAP net loss attributable to the Company:
Stock-based compensation expense:
Cost of revenue	779
Research, development and other	5,515
Selling, general and administrative	6,721
Amortization expense	16,613
Goodwill impairment	354,000
Merger and separation-related costs:
Transaction and other related costs recorded in selling, general and administrative	3,971
Severance and retention recorded in research, development and other	1,830
Severance and retention recorded in selling, general and administrative	560
Separation-related bonus adjustment recorded in cost of revenue, excluding depreciation and amortization of intangible assets	356
Separation-related bonus adjustment recorded in research and development	1,772
Separation-related bonus adjustment recorded in selling, general and administrative	1,082
Non-GAAP tax adjustment (1)	(1,818)
Non-GAAP net loss attributable to the Company	$(9,421)

Loss per share attributable to the Company:
Three Months Ended
September 30, 2022

GAAP loss per share attributable to the Company	$(9.54)

Adjustments to GAAP loss per share attributable to the Company:
Stock-based compensation expense	0.31
Amortization expense	0.40
Goodwill impairment	8.42
Merger and separation-related costs	0.23
Non-GAAP tax adjustment	(0.04)
Non-GAAP loss per share attributable to the Company	$(0.22)

GAAP weighted average number of shares-basic/diluted	42,024
Non-GAAP weighted average number of shares-basic/diluted	42,024

(1) The provision for income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments.

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

Three Months Ended
September 30, 2022
GAAP Loss before taxes	$(399,668)

Interest expense	750
Depreciation expense	4,990
Amortization expense	16,613
Goodwill impairment	354,000
Merger and integration-related costs:
Transaction and other related costs recorded in selling, general and administrative	3,971
Severance and retention recorded in research and development	1,830
Severance and retention recorded in selling, general and administrative	560
Separation-related bonus adjustment recorded in cost of revenue, excluding depreciation and amortization of intangible assets	356
Separation-related bonus adjustment recorded in research and development	1,772
Separation-related bonus adjustment recorded in selling, general and administrative	1,082
Stock-based compensation expense:
Cost of revenue	779
Research and development	5,515
Selling, general and administrative	6,721
Non-GAAP Adjusted EBITDA	$(729)

XPERI INC.

RECONCILIATION FOR GUIDANCE ON

GAAP TO NON-GAAP ADJUSTED OPERATING EXPENSE

(in millions)

(unaudited)

	Twelve Months Ended
	December 31, 2022
	Low	High

GAAP adjusted operating expense	$879.0	$889.0
Stock-based compensation -- R&D	(25.0)	(25.0)
Stock-based compensation -- SG&A	(27.0)	(27.0)
Merger, integration and separation-related expense -- R&D	(6.0)	(6.0)
Merger, integration and separation-related expense -- SG&A	(9.0)	(9.0)
Amortization expense	(63.0)	(63.0)
Goodwill impairment	(354.0)	(354.0)
Total of non-GAAP adjustments	(484.0)	(484.0)
Non-GAAP adjusted operating expense	$395.0	$405.0